Changebridge Capital Sustainable Equity ETF
Schedule of Investments
January 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.9%
Banking - 2.6%
First Republic Bank	915	$132,666

Consumer Discretionary Products - 9.5%
LCI Industries	1,001	129,509
Purple Innovation, Inc. (a)	4,677	159,205
Skyline Champion Corp. (a)	6,027	202,688
		491,402
Consumer Discretionary Services - 8.7%
Bright Horizons Family Solutions, Inc. (a)	783	118,993
Manchester United PLC - Class A (b)	7,103	102,354
Planet Fitness, Inc. - Class A (a)	1,848	133,056
Service Corp. International	1,961	98,893
		453,296
Consumer Staple Products - 2.1%
The Estee Lauder Cos., Inc. - Class A	466	110,279

Financial Services - 8.9%
Interactive Brokers Group, Inc. - Class A	2,523	154,382
Oportun Financial Corp. (a)	9,505	152,175
Silver Spike Acquisition Corp. - Class A (a)(b)	8,146	155,100
		461,657
Health Care - 16.3%
CRISPR Therapeutics AG (a)(b)	635	105,220
Progyny, Inc. (a)	3,572	167,062
Semler Scientific, Inc. (a)	1,869	166,117
The Joint Corp. (a)	5,982	194,594
TransMedics Group, Inc. (a)	9,310	212,082
		845,075
Industrial Products - 3.0%
Luxfer Holdings PLC (b)	9,540	157,124

Industrial Services - 12.2%
Atlas Air Worldwide Holdings, Inc. (a)	2,523	130,742
BrightView Holdings, Inc. (a)	9,268	131,420
Sharps Compliance Corp. (a)	16,336	215,962
Sterling Construction Co., Inc. (a)	7,591	155,388
		633,512
Media - 9.9%
Criteo SA - ADR (a)(b)	7,213	134,162
Expedia Group, Inc.	1,291	160,213
Liberty Latin America Ltd. - Class C (a)(b)	10,967	108,464
Magnite, Inc. (a)	3,230	111,887
		514,726

Real Estate - 2.5%
Redfin Corp. (a)	1,812	129,033

Retail & Wholesale, Discretionary - 7.9%
Alibaba Group Holding Ltd. - ADR (a)(b)	481	122,092
Best Buy Co., Inc.	1,448	157,571
The Home Depot, Inc.	478	129,452
		409,115
Software & Technology Services - 8.6%
ICF International, Inc.	1,543	119,012
LiveRamp Holdings, Inc. (a)	2,041	154,524
Sprout Social, Inc. - Class A (a)	2,612	172,392
		445,928
Technology Hardware & Semiconductors - 3.7%
Sony Corp. - ADR (a)(b)	2,034	194,674
Total Common Stocks (Cost $4,784,215)		4,978,487

MONEY MARKET FUNDS - 4.6%
First American Government Obligations Fund - Class X, 0.04% (c)	237,674	237,674
Total Money Market Funds (Cost $237,674)		237,674

Total Investments (Cost $5,021,889) - 100.5%		5,216,161
Other Assets & Liabilities, net - (0.5)%		(24,565)
Net Assets - 100.0%		$5,191,596

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the annualized seven-day yield at period end.

Percentages are stated as a percent of net assets.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$4,978,487	$-	$-	$4,978,487
Money Market Funds	237,674	-	-	237,674
Total Investments - Assets	$5,216,161	$-	$-	$5,216,161

* See the Schedule of Investments for industry classifications.